                                                                    Exhibit 99.1



[LOGO OF WHITTAKER]NEWS RELEASE


               WHITTAKER CORPORATION
               1955 N. Surveyor Avenue, Simi Valley, California 93063
               805/526-5700

               Release:  May 26, 1998

               Contact:  John Otto
                         Chief Financial Officer
                         (805)  526-5700, ext. 662


         WHITTAKER CORPORATION ANNOUNCES SECOND QUARTER FY1998 RESULTS

     SIMI VALLEY, CA, MAY 26, 1998--Whittaker Corporation (NYSE: WKR) today announced the results of its operations for the second quarter ended April 30, 1998.

     Commenting on the quarter, Joseph F. Alibrandi, Chairman and Chief Executive Officer said, "This quarter's operating results demonstrate that Whittaker is well positioned to continue to benefit from strong aerospace industry fundamentals. In addition, our new credit facility will enable us to finance selective acquisitions that will enhance our aerospace controls and safety systems businesses."

CONTINUING OPERATIONS
---------------------

     Sales from continuing operations for the current quarter were $34,959,000, compared to $22,936,000 for the second quarter of fiscal year 1997. Operating profit from continuing operations for the second quarter of 1998 was $9,200,000, compared to $634,000 for the second quarter last year. Net income from continuing operations for the current quarter was $5,863,000, or $0.52 per share, compared to a net loss from continuing operations of $4,654,000, or $0.42 per share, for the second quarter last year.

     For the six month period ended April 30, 1998, sales from continuing operations were $66,758,000, compared to $42,626,000 for the previous year. Operating profit from continuing operations for the first six months of 1998 was $14,698,000, compared to $1,770,000 for the first six months of 1997. For the first six months of 1998, net income from continuing operations was $6,185,000, or $0.55 per share, compared to a net loss from continuing operations of $7,203,000, or $0.65 per share for the first six months of 1997.

DISCONTINUED OPERATIONS
-----------------------

     Included in the Company's net income of $16,270,000 for the first six months of 1998 is income of $10,085,000, or $0.90 per share, resulting largely from the sale of Whittaker Xyplex, Inc., during the first quarter of 1998.

NEW CREDIT FACILITY
-------------------

     The Company expects to enter into a new $85,000,000 credit agreement with a group of lenders led by CIBC Oppenheimer prior to the end of May. The facility will consist of a $40,000,000 five-year term loan and a $45,000,000 three-year revolving credit facility. Interest rates under the new credit agreement will be substantially lower than under the current agreement. Proceeds from the new credit facility will be used to repay all of the indebtedness outstanding under the Company's current credit facility. The new facility will provide additional availability to fund working capital requirements and acquisitions.

                                    *  *  *

     Statements made herein that are not based on historical fact are "forward looking statements" within the meaning of the Private Litigation Reform Act of 1995. Actual results could differ from these forward looking statements for many reasons including failure to retain customers or to attract new customers, development of competing products, and delays in developing new products and markets.

     Whittaker Corporation develops innovative fluid control and fire safety systems for aerospace and industrial applications and turnkey data networking solutions for hospitals and other enterprises. For additional information on Whittaker, contact the Internet Home Page at http://www.wkr.com.

                                    #  #  #

                             WHITTAKER CORPORATION
                       Consolidated Statements of Income
                                   ($ IN 000)
                                   UNAUDITED

                                                             FOR THE THREE MONTHS           FOR THE SIX MONTHS
                                                               ENDED APRIL 30,                ENDED APRIL 30,
                                                            1998            1997           1998            1997
                                                         ---------     ------------     ---------     ------------
                                                                         (restated)                     (restated)
Sales................................................    $  34,959     $     22,936     $  66,758     $     42,626
Costs and expenses
 Cost of sales.......................................       18,607           14,897        37,296           27,150
 Engineering and development.........................          211              286           548              510
 Selling, general and administrative.................        6,941            7,119        14,216           13,196
                                                         ---------     ------------     ---------     ------------
Operating Profit                                             9,200              634        14,698            1,770
 Interest expense....................................        3,237            4,529         8,143            8,357
 Interest income.....................................         (762)             (97)         (980)            (246)
 Other expense.......................................          769              856         1,251              862
                                                         ---------     ------------     ---------     ------------
Income (loss) from continuing operations before              5,956           (4,654)        6,284           (7,203)
 provision (benefit) for taxes.......................
Provision (benefit) for taxes........................           93               --            99               --
                                                         ---------     ------------     ---------     ------------
Income (loss) from continuing operations.............        5,863           (4,654)        6,185           (7,203)
Discontinued operations
 Loss from discontinued operations...................           --          (29,789)                       (45,323)
 Gain on disposal of discontinued operations.........           --               --        10,085               --
                                                         ---------     ------------     ---------     ------------

Net income (loss)....................................    $   5,863     $    (34,443)    $  16,270     $    (52,526)
                                                         =========     ============     =========     ============
Average common shares outstanding (000)..............       11,205           11,149        11,205           11,131
                                                         =========     ============     =========     ============
Basic income (loss) per share
 Continuing operations...............................    $    0.52     $      (0.42)    $    0.55     $      (0.65)
 Discontinued operations
  Loss from discontinued operations..................           --            (2.67)           --            (4.07)
  Gain on disposal of discontinued operations........           --               --          0.90               --
                                                         ---------     ------------     ---------     ------------
Net income (loss) per share..........................    $    0.52     $      (3.09)    $    1.45     $      (4.72)
                                                         =========     ============     =========     ============
Diluted income (loss) per share
 Continuing operations...............................    $    0.51     $      (0.42)    $    0.54     $      (0.65)
 Discontinued operations
  Loss from discontinued operations..................           --            (2.67)           --            (4.07)
  Gain on disposal of discontinued operations........           --               --          0.87               --
                                                         ---------     ------------     ---------     ------------
Net income (loss) per share..........................    $    0.51     $      (3.09)    $    1.41     $      (4.72)
                                                         =========     ============     =========     ============

                             WHITTAKER CORPORATION
                          Consolidated Balance Sheets
                                   ($ in 000)

                                                                   AT APRIL 30,                 AT OCTOBER 31,
                                                                      1998                          1997
                                                                 ---------------               ---------------
                                                                   (UNAUDITED)
ASSETS
------
Current Assets
--------------
Cash....................................................               $     434                     $   6,366
Receivables.............................................                  23,936                        27,337
Inventories.............................................                  41,013                        37,032
Other current assets....................................                   1,626                           914
Income taxes recoverable................................                   2,261                         3,238
Deferred income taxes...................................                  10,893                        11,244
Net current assets of discontinued operations...........                    (423)                        7,766
                                                                       ---------                     ---------
Total Current Assets....................................                  79,740                        93,897
                                                                       ---------                     ---------
Property and equipment, at cost.........................                  30,939                        31,381
Less accumulated depreciation and amortization..........                 (21,473)                      (21,550)
                                                                       ---------                     ---------
Net Property and Equipment..............................                   9,466                         9,831
                                                                       ---------                     ---------
Other Assets
------------
Goodwill, net of amortization...........................                  13,854                        14,032
Other intangible assets, net of amortization............                   1,025                         1,119
Notes and other noncurrent receivables..................                   3,282                         3,443
Other noncurrent assets.................................                   8,931                         7,672
Net assets held for sale or development.................                  15,214                        15,214
Net noncurrent assets of discontinued operations........                      --                        22,234
                                                                       ---------                     ---------
Total Other Assets......................................                  42,306                        63,714
                                                                       ---------                     ---------
Total Assets                                                           $ 131,512                     $ 167,442
                                                                       =========                     =========
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current Liabilities
-------------------
Current maturities of long-term debt....................               $  86,776                     $ 129,353
Accounts payable........................................                   8,588                         9,579
Accrued liabilities.....................................                  25,501                        31,331
                                                                       ---------                     ---------
Total Current Liabilities...............................                 120,865                       170,263
                                                                       ---------                     ---------
Other Liabilities
-----------------
Long-term debt..........................................                      25                           222
Other noncurrent liabilities............................                  11,508                        12,603
Deferred income taxes...................................                  13,567                        15,077
                                                                       ---------                     ---------
Total Other Liabilities.................................                  25,100                        27,902
                                                                       ---------                     ---------
Stockholders' Equity
--------------------
Capital stock
 Preferred stock........................................                       1                             1
 Common Stock...........................................                     112                           112
Additional paid-in capital..............................                  72,041                        72,041
Retained deficit........................................                 (86,607)                     (102,877)
                                                                       ---------                     ---------
Total Stockholders' Deficit.............................                 (14,453)                      (30,723)
                                                                       ---------                     ---------
Total Liabilities and Stockholders' Equity                             $ 131,512                     $ 167,442
                                                                       =========                     =========

                             WHITTAKER CORPORATION
                             Industry Segment Data
                                   ($ IN 000)
                                   UNAUDITED

                                                 For the Three Months        For the Six Months
                                                   Ended April 30,             Ended April 30,
                                                 1998          1997          1998          1997
                                               --------      --------      --------      --------
Sales:
Aerospace................................      $ 33,043      $ 21,228      $ 62,023      $ 40,918
Integration Services.....................         1,916         1,708         4,735         1,708
                                               --------      --------      --------      --------
                                               $ 34,959      $ 22,936      $ 66,758      $ 42,626
                                               ========      ========      ========      ========
OPERATING PROFIT (LOSS):
Aerospace................................      $ 11,618      $  4,992      $ 19,696      $  8,477
Integration Services.....................          (971)       (1,094)       (1,509)       (1,094)
Corporate and Other......................        (1,447)       (3,264)       (3,489)       (5,613)
                                               --------      --------      --------      --------
                                               $  9,200      $    634      $ 14,698      $  1,770
                                               ========      ========      ========      ========